BNY MELLON ALCENTRA GLOBAL CREDIT INCOME 2024 TARGET TERM FUND, INC.

Notice of Annual Meeting of Stockholders

To the Stockholders of BNY Mellon Alcentra Global Credit Income 2024 Target Term Fund, Inc.:

The Annual Meeting of Stockholders of BNY Mellon Alcentra Global Credit Income 2024 Target Term Fund, Inc. (the “Fund”) will be held in a virtual meeting format only on Wednesday, June 16, 2021 at 11:00 a.m., Eastern time, for the following purposes:

1.	To elect two Class II Directors to serve for a three-year term and until their respective successors are duly elected and qualified.
2.	To transact such other business as may properly come before the meeting, or any adjournments or postponements thereof.

Due to the public health and safety concerns of COVID-19, and to support the health and well-being of our stockholders and officers, and other attendees, the meeting will be held in a virtual meeting format only. You will not be able to attend the meeting in person.

Stockholders of record at the close of business on April 14, 2021 will be entitled to receive notice of and to vote at the meeting. To participate in the meeting, you must go to the meeting website at www.meetingcenter.io/247528964, and enter the password BNYM2021 and the control number found on your proxy card. You may vote during the meeting by following the instructions available on the website during the meeting.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the meeting. To register you must submit proof of your proxy power (legal proxy) reflecting your Fund holdings along with your name and email address to Computershare Fund Services, the Fund’s tabulator. You may forward an email from your intermediary or attach an image of your legal proxy to shareholdermeetings@computershare.com. Requests for registration should be received no later than 5:00 p.m., Eastern Time, on Thursday, June 10, 2021. You will receive a confirmation email from Computershare of your registration and a control number that will allow you to vote at the meeting. For requests received after 5:00 p.m., Eastern Time, on Thursday, June 10, 2021, Computershare will attempt to register you, but may be unable to do so prior to the meeting.

Questions from stockholders to be considered at the meeting must be submitted to BNY Mellon Investment Management at 1-800-334-6899 or instsales@bnymellon.com no later than 5:00 p.m., Eastern Time, on Thursday, June 10, 2021. Only questions that are pertinent, as determined by the chairperson of the meeting, will be answered during the meeting, subject to time constraints.

Whether or not you plan to attend the meeting, we urge you to vote and submit your proxy in advance of the meeting by one of the methods described in the proxy materials for the meeting.

By Order of the Board

                                               James Bitetto
                                    Secretary

New York, New York
May 3, 2021

WE NEED YOUR PROXY VOTE

A STOCKHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE ANNUAL MEETING OF STOCKHOLDERS OF THE FUND WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM IS REPRESENTED. IN THAT EVENT, THE FUND, AT STOCKHOLDERS’ EXPENSE, WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD OR OTHERWISE VOTE PROMPTLY. YOU AND ALL OTHER STOCKHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

BNY MELLON ALCENTRA GLOBAL CREDIT INCOME 2024 TARGET TERM FUND, INC.

PROXY STATEMENT

Annual Meeting of Stockholders to be held on June 16, 2021

This proxy statement is furnished in connection with a solicitation of proxies by the Board of Directors (the “Board”) of BNY Mellon Alcentra Global Credit Income 2024 Target Term Fund, Inc. (the “Fund”) to be used at the Annual Meeting of Stockholders of the Fund to be held in a virtual meeting format only on Wednesday, June 16, 2021 at 11:00 a.m., Eastern time, and at any and all adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. Stockholders will not be able to attend the meeting in person. Stockholders of record at the close of business on April 14, 2021 are entitled to be present and to vote at the meeting. Stockholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If the enclosed form of proxy is executed and returned, or if you have voted by telephone or through the Internet, your vote nevertheless may be revoked after it is received by sending another proxy by mail, by calling the toll-free telephone number on the proxy card or through the Internet (including during the meeting). To be effective, such revocation must be received before your prior proxy is exercised at the meeting.

A quorum is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund entitled to vote at the meeting. Virtual attendance at the meeting constitutes in person attendance for purposes of calculating a quorum. If a quorum is not present at the meeting, the stockholders present in person or by proxy, by majority vote and without notice other than by announcement at the meeting, may adjourn the meeting. There were 14,966,435.768 shares of the Fund’s common stock outstanding as of April 14, 2021.

It is estimated that proxy materials will be mailed to stockholders of record on or about May 3, 2021. To reduce expenses, only one copy of this proxy statement will be mailed to certain addresses shared by two or more accounts. If you wish to revoke this arrangement and receive individual copies, you may do so at any time by writing to the address or calling the phone number set forth below. The Fund will begin sending you individual copies promptly after receiving your request. The principal executive office of the Fund is located at 240 Greenwich Street, 18th Floor, New York, New York 10286. Copies of the Fund’s most recent Annual and Semiannual Reports to Stockholders are available upon request, without charge, by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or by calling toll-free 1-800-334-6899.

Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on June 16, 2021: This proxy statement, and copies of the Fund’s most recent Annual Report to Stockholders are available at https://im.bnymellon.com/us/en/intermediary/products/ closed-end-funds.jsp.

PROPOSAL 1: ELECTION OF DIRECTORS

The Board is divided into three classes with the term of office of one class expiring each year. It is proposed that stockholders of the Fund consider the election of two Class II Directors to serve for three-year terms and until their respective successors are duly elected and qualified. The individual nominees (the “Nominees”) proposed for election are Messrs. Joseph S. DiMartino and Kenneth A. Himmel. Each Nominee currently serves as a Director of the Fund, and a board member of certain other funds in the BNY Mellon Family of Funds. Each Nominee has served as a director since the Fund’s inception and has previously been elected by the Fund’s stockholders. Each Nominee was nominated by the Fund’s nominating committee and has consented to being named in this proxy statement and has agreed to continue to serve as a Director if elected. Biographical information about each Nominee is set forth below. Biographical information about the Fund’s Directors who are not standing for election at the meeting but who will continue to be Directors of the Fund (the “Continuing Directors”), information on each Nominee’s and Continuing Director’s ownership of Fund shares and other relevant information is set forth on Exhibit A. None of the Nominees or Continuing Directors are “interested persons,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Fund.

The persons named as proxies on the accompanying proxy card intend to vote each proxy for the election of the Nominees, unless stockholders specifically indicate on their proxies the desire to withhold authority to vote for elections to office. It is not contemplated that any Nominee will be unable to serve as a Director for any reason, but, if that should occur prior to the meeting, the proxyholders reserve the right to substitute another person or persons of their choice as nominee or nominees.

Board’s Oversight Role in Management. The Board’s role in management of the Fund is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Fund, primarily BNY Mellon Investment Adviser, Inc., the Fund’s investment adviser (“BNYM Investment Adviser” or the “Investment Adviser”), the Fund’s sub-investment adviser, Alcentra NY, LLC (“Alcentra” or the “Subadviser”), and their affiliates, have responsibility for the day-to-day management of the Fund, which includes responsibility for risk management (including management of investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, the Board, acting at its scheduled meetings, or the Chairman, acting between Board meetings, regularly interacts with and receives reports from senior personnel of service providers, including senior personnel of the Investment Adviser, the Subadviser and their affiliates, the Fund’s and the Investment Adviser’s Chief Compliance Officer and portfolio management personnel. The Board’s audit committee (which consists of all the Directors) meets during its regularly scheduled and special meetings, and between meetings the audit committee chair is available to the Fund’s independent registered public accounting firm and the Fund’s Chief Financial Officer. The Board also receives periodic presentations from senior personnel of the Investment Adviser, the Subadviser or their affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas, such as cybersecurity, business continuity, personal trading, valuation, credit and investment research. As warranted, the Board also receives informational reports from counsel to the Fund and the Board’s independent legal counsel regarding regulatory compliance and governance matters. The Board has adopted policies and procedures designed to address certain risks to the Fund. In addition, the Investment Adviser, the Subadviser and other service providers to the Fund have adopted a variety of policies, procedures and controls designed to address particular risks to the Fund. Different processes, procedures and controls are employed with respect to different types of risks. However, it is not possible to eliminate all of the risks applicable to the Fund, and the Board’s risk management oversight is subject to inherent limitations.

Board Composition and Leadership Structure. The 1940 Act requires that at least 40% of the Fund’s Directors not be “interested persons” (as defined in the 1940 Act) of the Fund (“Independent Directors”) and as such are not affiliated with the Investment Adviser. To rely on certain exemptive rules under the 1940 Act, a majority of the Fund’s Directors must be Independent Directors, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Directors. Currently, all the Fund’s Directors, including the Chairman of the Board, are Independent Directors. The Board has determined that its leadership structure, in which the Chairman of the Board is not affiliated with the Investment Adviser, is appropriate in light of the specific characteristics and circumstances of the Fund, including, but not limited to: (i) the services that the Investment Adviser, the Subadviser and their affiliates provide to the Fund and potential conflicts of interest that could arise from these relationships; (ii) the extent to which the day-to-day operations of the Fund are conducted by Fund officers and employees of the Investment Adviser, the Subadviser and their affiliates; and (iii) the Board’s oversight role in management of the Fund.

Information About Each Nominee’s and Continuing Director’s Experience, Qualifications, Attributes or Skills. Nominees for Director of the Fund, together with information as to their positions with the Fund, principal occupations and other board memberships for the past five years, are shown below. The address of each Nominee is 240 Greenwich Street, New York, New York 10286. Specific information about the Continuing Directors, information on each Nominee’s and Continuing Director’s ownership of Fund shares and other relevant information is set forth on Exhibit A.

Nominees for Class II Directors with Terms Expiring in 2024

Name (Age) of Nominee Position with Fund (Since)	Principal Occupation During Past 5 Years	Other Public Company Board Memberships During Past 5 Years

JOSEPH S. DiMARTINO (77) Class II Director (2017)	Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as listed herein)	CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997 – present)
KENNETH A. HIMMEL (74) Class II Director (2017)

Managing Partner, Gulf Related, an international real estate development company (2010 – present)

President and CEO, Related Urban Development, a real estate development company (1996 – present)

CEO, American Food Management, a restaurant company (1983 – present)

President and CEO, Himmel & Company, a real estate development company (1980 – present)

N/A

Each Nominee has been a BNY Mellon Family of Funds board member for over 20 years. Additional information about each Nominee follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each Nominee possesses which the Board believes has prepared them to be effective Directors (this information for Continuing Directors is set forth on Exhibit A). The Board believes that the significance of each Director’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Director may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Director, or particular factor, being indicative of Board effectiveness. However, the Board believes that Directors need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board believes that its members satisfy this standard. Experience relevant to having this ability may be achieved through a Director’s educational background; business or professional training or practice (e.g., medicine, accounting or law); public service or academic positions; experience from service as a board member (including the Board of the Fund) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. The charter for the Board’s nominating committee contains certain other factors considered by the committee in identifying and evaluating potential Director nominees. To assist them in evaluating matters under federal and state law, the Directors are counseled by their independent legal counsel, who participates in Board meetings and interacts with the Investment Adviser and also may benefit from information provided by the Investment Adviser’s counsel; counsel to the Fund and to the Board has significant experience advising funds and fund board members. The Board and its committees have the ability to engage other experts as appropriate. The Board evaluates its performance on an annual basis.

Joseph S. DiMartino — Mr. DiMartino has been the Chairman of the Board of the funds in the BNY Mellon Family of Funds for over 20 years. From 1971 through 1994, Mr. DiMartino served in various roles as an employee of Dreyfus (prior to its acquisition by a predecessor of BNY Mellon in August 1994 and related management changes), including portfolio manager, President, Chief Operating Officer and a director. He ceased being an employee or director of Dreyfus by the end of 1994. From July 1995 to November 1997, Mr. DiMartino served as Chairman of the Board of The Noel Group, a public buyout firm; in that capacity, he helped manage, acquire, take public and liquidate a number of operating companies. From 1986 to 2010, Mr. DiMartino served as a Director of the Muscular Dystrophy Association.

Kenneth A. Himmel — Mr. Himmel has over 30 years’ experience as a business entrepreneur, primarily focusing on real estate development. Mr. Himmel is

President and Chief Executive Officer of Related Urban Development, a leading developer of large-scale mixed-use properties and a division of Related Companies, L.P., and a Managing Partner of Gulf Related, a real estate development joint venture between Related Companies, L.P. and Gulf Capital.

Fund Board Committees. The Fund has standing audit, nominating and litigation committees, each comprised of the Fund’s Independent Directors. The Fund also has a compensation committee comprised of Ms. Roslyn M. Watson (Chair), Mr. Stephen J. Lockwood and Ms. Benaree Pratt Wiley.

The function of the audit committee is (1) to oversee the Fund’s accounting and financial reporting processes and the audits of the Fund’s financial statements and (2) to assist in the Board’s oversight of the integrity of the Fund’s financial statements, the Fund’s compliance with legal and regulatory requirements and the qualifications, independence and performance of the Fund’s independent registered public accounting firm. A copy of the Fund’s Audit Committee Charter, which describes the audit committee’s purposes, duties and responsibilities, is available at www.im.bnymellon.com in the “Closed-End Funds” section under “Investments.”

The Fund’s nominating committee is responsible for selecting and nominating persons as members of the Board for election or appointment by the Board and for election by stockholders. In evaluating potential nominees, including any nominees recommended by stockholders, the committee takes into consideration the factors listed in the Fund’s Nominating Committee Charter and Procedures (the “Nominating Committee Charter”), including character and integrity and business and professional experience. The nominating committee may consider whether a potential nominee’s professional experience, education, skills and other individual qualities and attributes, including gender, race or national origin, would provide beneficial diversity of skills, experience or perspective to the Board’s membership and collective attributes. Such considerations will vary based on the Board’s existing membership and other factors, such as the strength of a potential nominee’s overall qualifications relative to diversity considerations. The committee will consider recommendations for nominees from stockholders submitted to the Secretary of the Fund, c/o BNY Mellon Investment Adviser, Inc. Legal Department, 240 Greenwich Street, 18th Floor, New York, New York 10286, and including information regarding the recommended nominee as specified in the Nominating Committee Charter. The Nominating Committee Charter is not available on the Fund’s or the Investment Adviser’s website, but was attached as Exhibit B to the Fund’s proxy statement for the 2019 annual stockholders meeting (filed with the Securities and Exchange Commission (the “SEC”) on April 30, 2019).

The function of the compensation committee is to establish the appropriate compensation for serving on the Board.

The litigation committee seeks to address any potential conflicts of interest between the Fund and the Investment Adviser in connection with any potential or existing litigation or other legal proceeding relating to securities held by the Fund and held or otherwise deemed to have a beneficial interest held by the Investment Adviser or its affiliate.

The Fund also has a standing pricing committee comprised of any one Director. The function of the pricing committee is to assist in valuing the Fund’s investments.

Compensation. Each Nominee also serves as a board member of certain other funds in the BNY Mellon Family of Funds. Annual retainer fees and meeting attendance fees are allocated among the Fund and those other funds on the basis of net assets, with the Chairman of the Board, Mr. DiMartino, receiving an additional 25% of such compensation. The Fund reimburses Directors for travel and out-of- pocket expenses in connection with attending Board or committee meetings. The Fund does not have a bonus, pension, profit-sharing or retirement plan.

The amount of compensation paid to each Nominee by the Fund for the fiscal year ended August 31, 2020, and the aggregate amount of compensation paid to each Nominee by all funds in the fund complex (which comprises registered investment companies for which the Investment Adviser or an affiliate of the Investment Adviser serves as investment adviser) for which the Nominee was a board member during 2020, was as follows:†

Name of Nominee	Compensation from the Fund	Aggregate Compensation from the Fund and Fund Complex Paid to Nominee (*)
Joseph S. DiMartino**	$1,870	$1,238,750 (118)

Kenneth A. Himmel	$1,498	$199,000 (22)

† Amounts shown do not include expenses reimbursed to Nominees for attending Board meetings.

* Represents the number of separate portfolios comprising the investment companies in the fund complex, including the Fund, for which the Nominees served as board members in 2020.

** Amounts shown do not include the costs of office space and related parking, office supplies, and secretarial services, which also are paid by the Fund (allocated among the funds in the BNY Mellon Family of Funds based on net assets). In 2020, the amount paid by the Fund was $98.00.

For the Fund’s most recent fiscal year, the number of Board and committee meetings held and the amount of compensation paid by the Fund to each Continuing Director and the aggregate amount of compensation paid by all funds in the fund complex (which comprises registered investment companies for which the Investment Adviser or an affiliate of the Investment Adviser serves as investment adviser) for which each such person was a board member in 2020 are set forth on Exhibit A. Certain other information concerning the Fund’s Directors and officers also is set forth on Exhibit A to this proxy statement.

Required Vote

The election of each Nominee requires the affirmative vote of a plurality of votes cast at the Fund’s meeting for the election of Directors.

ADDITIONAL INFORMATION

Selection of Independent Registered Public Accounting Firm

The 1940 Act requires that the Fund’s independent registered public accounting firm (the “independent auditors” or “auditors”) be selected by a majority of the Independent Directors. The audit committee has direct responsibility for the appointment, compensation, retention and oversight of the Fund’s independent auditors. At a meeting held on October 28–29, 2020, the Fund’s audit committee approved and the Fund’s Board, including a majority of the Independent Directors, ratified and approved the selection of KPMG LLP (“KPMG”) as the independent auditors for the Fund’s fiscal year ending August 31, 2021. The audit committee’s report relating to the Fund’s financial statements for the year ended August 31, 2020 is attached as Exhibit B to this proxy statement.

Independent Registered Public Accounting Firm Fees and Services

The following chart reflects fees billed by KPMG in the Fund’s last two fiscal years. For Service Affiliates (i.e., BNYM Investment Adviser and any entity controlling, controlled by or under common control with BNYM Investment Adviser that provides ongoing services to the Fund), such fees represent only those fees that required pre-approval by the audit committee, except the Aggregate Non-Audit Fees amounts, which include all non-audit fees billed by KPMG to the Fund and Service Affiliates. All services provided by KPMG were pre-approved as required.

	Fund[1]	Service Affiliates[1]
Audit Fees	$63,590/$63,590	$0/$0
Audit-Related Fees[2]	$6,100/$6,100	$0/$0
Tax Fees[3]	$3,000/$0	$0/$0
All Other Fees	$0/$0	$0/$0
Aggregate Non-Audit Fees[4]	N/A	$463,000/$472,000

1 For the fiscal years ended August 31, 2019/August 31, 2020.

2 Services to the Fund consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the 1940 Act, (iii) advisory services as to the accounting or disclosure treatment of Fund transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Fund of final or proposed rules, standards or interpretations by the SEC, the

Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

3 Services to the Fund consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held; and (iv) determination of passive foreign investment companies.

4 Aggregate non-audit fees billed by KPMG to the Fund and Service Affiliates are shown under the Service Affiliates column.

Audit Committee Pre-Approval Policies and Procedures. The Fund’s audit committee has established policies and procedures (the “Policy”) for pre-approval (within specified fee limits) of KPMG’s engagement for audit and non-audit services to the Fund and non-audit services to Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services. Pre-approval considerations include whether the proposed services are compatible with maintaining KPMG’s indepen- dence. Pre-approvals pursuant to the Policy are considered annually. In addition, proposed services requiring pre-approval but not covered by the Policy are consid- ered from time to time as necessary.

Auditor Independence. The Fund’s audit committee has considered whether the provision of non-audit services that were rendered to Service Affiliates that did not require pre-approval is compatible with maintaining KPMG’s independence.

A representative of KPMG will be available to join the meeting, will have the opportunity to make a statement and will be available to respond to appropriate questions.

Service Providers

BNYM Investment Adviser, located at 240 Greenwich Street, New York, New York 10286, serves as the Fund’s investment adviser.

Alcentra, an affiliate of BNYM Investment Adviser, located at 200 Park Avenue, New York, New York 10166, serves as the Fund’s sub-investment adviser.

The Bank of New York Mellon (“BNY Mellon”), an affiliate of BNYM Invest- ment Adviser, located at 240 Greenwich Street, New York, New York 10286, acts as Custodian for the assets of the Fund.

Computershare Inc., located at 480 Washington Boulevard, Jersey City, New Jersey 07310, acts as the Fund’s Transfer Agent, Dividend-Paying Agent and Registrar.

Voting Information

To vote, you may use any of the following methods:

•	By Mail. Please complete, date and sign the enclosed proxy card and mail it in the enclosed, postage-paid envelope.
•	By Internet. Have your proxy card available. Go to the website listed on the proxy card. Enter your control number from your proxy card. Follow the instructions on the website.
•	By Telephone. Have your proxy card available. Call the toll-free number listed on the proxy card. Enter your control number from your proxy card. Follow the recorded instructions.

•	At the Meeting. Any stockholder who attends the meeting virtually may pro- vide voting instructions by Internet (see above) during the meeting.

Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon, and, if no voting instructions are given, shares will be voted “for” a proposal.

If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote or represents a broker “non-vote” (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares of the Fund on a particular matter with respect to which the broker or nominee does not have discretionary power), the Fund’s shares represented thereby will be considered to be present at the meeting for purposes of determining the existence of a quorum for the transaction of business, but will not constitute a vote “for” a proposal and will have no effect on the result of the vote.

The Fund will bear the cost of soliciting proxies. In addition to the use of the mails, proxies may be solicited by telephone. Authorizations to execute proxies may be obtained by electronic transmission or by telephonic instructions in accordance with procedures designed to authenticate the stockholder’s identity. In all cases where a telephonic proxy is solicited (as opposed to where the stockholder calls the toll-free telephone number directly to vote), the stockholder will be asked to provide or confirm certain identifiable information and to confirm that the stockholder has received the Fund’s proxy statement and proxy card in the mail. Within 72 hours of receiving a stockholder’s solicited telephonic voting instructions, a confirmation will be sent to the stockholder to ensure that the vote has been taken in accordance with the stockholder’s instructions and to provide a telephone number to call immediately if the stockholder’s instructions are not correctly reflected in the confirmation.

OTHER MATTERS

The Fund’s Board is not aware of any other matter which may come before the meeting. However, should any such matter properly come before the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matter.

Any proposals of stockholders that are intended to be presented at the Fund’s 2022 Annual Meeting of Stockholders in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must be received by the Secretary of the Fund at the Fund’s principal executive offices no later than January 3, 2022 and must comply with all other legal requirements in order to be included in the Fund’s proxy statement and forms of proxy for that meeting. Under the Fund’s current bylaws, for other stockholder proposals to be presented at the 2022 Annual Meeting of Stockholders (but not included in the Fund’s proxy statement), a stockholder’s notice shall be delivered to the Secretary of the Fund at the Fund’s principal office no earlier than December 4, 2021 and no later than 5:00 p.m., Eastern time, on January 3, 2022. If the 2022 Annual Meeting of Stockholders is advanced or delayed by more than 30 days from June 16, 2022, then timely notice must be delivered not earlier than the 150th day prior to such annual meeting and not later than 5:00 p.m., Eastern time, on the later of the 120th day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. All stockholder proposals must include the information required by the Fund’s bylaws.

Stockholders who wish to communicate with Directors should send communications to the attention of the Secretary of the Fund, c/o BNY Mellon Investment Adviser, Inc. Legal Department, 240 Greenwich Street, 18th Floor, New York, New York 10286, and communications will be directed to the Director or Directors indicated in the communication or, if no Director or Directors are indicated, to the Chairman of the Board.

NOTICE TO BANKS, BROKER/DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES

Please advise the Fund, in care of Computershare Inc., Proxy Department, 480 Washington Blvd., 27th Floor, Jersey City, New Jersey 07310, whether other per- sons are the beneficial owners of the shares for which proxies are being solicited and, if so, the number of copies of the proxy statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of shares. The Fund may pay persons holding shares of the Fund in their names or those of their nominees for their expenses in sending soliciting materials to their principals.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE URGED TO COMPLETE, SIGN, DATE AND RE- TURN THE ENCLOSED PROXY CARD IN THE ENCLOSED STAMPED ENVELOPE OR OTHERWISE VOTE PROMPTLY.

Dated: May 3, 2021

EXHIBIT A

PART I

Part I sets forth information regarding the Continuing Directors, Board and committee meetings and share ownership.

Information About the Continuing Directors’ Experience, Qualifications, Attributes or Skills. The Continuing Directors of the Fund, together with information as to their positions with the Fund, principal occupations and other board memberships for the past five years, are shown below. The address of each Continuing Director is 240 Greenwich Street, New York, New York 10286.

Continuing Class I Directors with Terms Expiring in 2023

Name (Age) of Continuing Director Position with Fund (Since)	Principal Occupation During Past 5 Years	Other Public Company Board Memberships During Past 5 Years

ANDREW J. DONOHUE (70) Class I Director (2019)	Attorney, Solo Law Practice (2019 – present) Of Counsel, Shearman & Sterling LLP (2017 – 2019) Chief of Staff to the Chair of SEC (2015 – 2017)	Oppenheimer Funds (58 funds), Director (2017 – 2019)

ROSLYN M. WATSON (71)	Principal, Watson Ventures, Inc., a real	American Express Bank,
Class I Director (2017)	estate investment company (1993 – present	FSB, Director (1993 – 2018)

BENAREE PRATT WILEY (74)) Class I Director (2017)	Principal, The Wiley Group, a firm specializing in strategy and business development (2005 – present)	CBIZ, Inc., a public company providing professional business services products and solutions, Director (2008 – present) Blue Cross-Blue Shield of Massachusetts, Director (2004 – present)

Continuing Class III Directors with Terms Expiring in 2022

Name (Age) of Continuing Director Position with Fund (Since)	Principal Occupation During Past 5 Years	Other Public Company Board Memberships During Past 5 Years

FRANCINE J. BOVICH (69) Class III Director (2017)
	Trustee, The Bradley Trusts, private trust funds (2011 – present)	Annaly Capital Management, Inc., a real estate investment trust, Director (2014 – present)

STEPHENJ.LOCKWOOD (73) Class III Director (2017)	Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000 – present)	N/A

Each Continuing Director, except Ms. Bovich and Mr. Donohue, has been a BNY Mellon Family of Funds board member for over 20 years. Ms. Bovich has been in the asset management business for over 40 years, and Mr. Donohue has over 40 years of experience in the investment funds industry. Additional information about the Continuing Directors follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each Continuing Director possesses which the Board believes has prepared them to be effective Directors.

CLASS I

Andrew J. (Buddy) Donohue — Mr. Donohue, who has worked as a solo law practitioner since 2019, has over 40 years of experience in the investment funds industry, in both senior government and private sector roles. Mr. Donohue served as Chief of Staff to the Chair of the SEC from 2015 to 2017, and previously served as the Director of the SEC’s Division of Investment Management from 2006 to 2010, where he was effectively the most senior regulator for the U.S. investment funds industry. Mr. Donohue was Global General Counsel of Merrill Lynch Investment Managers from 2003 to 2006, Executive Vice President and General Counsel of OppenheimerFunds, Inc. from 1991 to 2001 and Investment Company General Counsel of Goldman Sachs from 2012 to 2015. Most recently, Mr. Donohue was an independent director of the OppenheimerFunds from 2017 to 2019 and Of Counsel at the law firm of Shearman & Sterling LLP from September 2017 to July 2019. Mr. Donohue has been an officer, director and counsel for numerous investment advisers, broker- dealers, commodity trading advisers, transfer agents and insurance companies, and has served on the boards of business development companies, registered open-end funds, closed-end funds, exchange-traded funds and off-shore investment funds. He has also served as chairman of the American

Bar Association’s Investment Companies and Investment Advisers Subcommittee, editor of the ABA Fund Director’s Guidebook and, since 2018, director of the Mutual Fund Directors Forum, a leading funds industry organization. Mr. Donohue also is an adjunct professor teaching investment management law at Brooklyn Law School.

Roslyn M. Watson — Ms. Watson has been a business entrepreneur in commercial and residential real estate for over 15 years. Ms. Watson currently serves as President and Founder of Watson Ventures, Inc., a real estate development investment firm, and her board memberships include American Express Bank, FSB (until 2018), The Hyams Foundation, Inc. (emeritus), Pathfinder International and Simmons College. Previously, she held various positions in the public and private sectors, including General Manager for the Massachusetts Port Authority. She has received numerous awards, including the Woman of Achievement award from the Boston Big Sister Association and the Working Woman of the Year Award from Working Woman Magazine.

Benaree Pratt Wiley — Ms. Wiley is a corporate director and trustee. For fifteen years, Ms. Wiley was the President and Chief Executive Officer of The Partnership, Inc., an organization that strengthened Greater Boston’s capacity to attract, retain and develop talented professionals of color. Ms. Wiley currently serves on the boards of Blue Cross Blue Shield of Massachusetts and CBIZ (NYSE: CBZ). She has served as the Chair of PepsiCo’s African American Advisory Board, and formerly served on the board of First Albany (NASDAQ: FACT). Her civic activities include serving on the boards of Dress for Success Boston, Partners Continuing Care and Spaulding Hospital, the Black Philanthropy Fund and Howard University where she serves as Vice Chair.

CLASS III

Francine J. Bovich — Ms. Bovich currently also serves as a Trustee for The Bradley Trusts, private trust funds, and as a Director of Annaly Capital Management, Inc. She is an Emeritus Trustee of Connecticut College, and served as Trustee from 1986 to 1997. She currently serves as a member of the Investment Committee (formerly, the Investment Sub Committee) for Connecticut College’s endowment fund and served as Chair of the Investment Sub Committee until June 2020. From April 1993 until September 2010, Ms. Bovich was a Managing Director at Morgan Stanley Investment Management, holding various positions including Co-Head of Global Tactical Asset Allocation Group, Operations Officer, and Head of the U.S. Institutional Equity Group. Prior to joining Morgan Stanley Investment Management, Ms. Bovich was Principal, Executive Vice President and Senior Portfolio Manager at Westwood Management Corporation, where she worked from 1986 until 1993. From 1980 to 1986, she worked at CitiCorp

Investment Management, Inc. as Managing Director and Senior Portfolio Manager. From 1973 to 1980, Ms. Bovich was an Assistant Vice President and Equity Portfolio Manager at Bankers Trust Company. From 1991 to 2005, she served as U.S. Representative to the United Nations Investments Committee, advising a global portfolio of approximately $30 billion.

Stephen J. Lockwood — Mr. Lockwood’s business experience of over 40 years includes being a board member and/or officer of various financial institutions, including insurance companies, real estate investment companies and venture capital firms. Mr. Lockwood serves as Managing Director and Chairman of the Board of Stephen J. Lockwood and Company LLC, a real estate investment company. Mr. Lockwood was formerly the Vice Chairman and a member of the Board of Directors of HCC Insurance Holdings, Inc., a New York Stock Exchange listed insurance holding company.

Nominees’ and Continuing Directors’ Ownership of Fund Shares. The table below indicates the dollar range of each Nominee’s and Continuing Director’s ownership of Fund shares and shares of other funds in the BNY Mellon Family of Funds, in each case as of December 31, 2020.

Aggregate Holding of
Name of Nominee or	Fund	Funds in the
Continuing Director	Shares	BNY Mellon Family of Funds
Francine J. Bovich	None	None
Joseph S. DiMartino*	None	Over $100,000
Andrew J. Donohue	None	Over $100,000
Kenneth A. Himmel*	None	None
Stephen J. Lockwood	None	None
Roslyn M. Watson	None	$10,001 - $50,000
Benaree Pratt Wiley	None	$50,001 - $100,000
*Nominee.

As of December 31, 2020, none of the Nominees or Continuing Directors or their immediate family members owned securities of BNYM Investment Adviser or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with BNYM Investment Adviser.

PERTAINING TO THE BOARD

•	The Fund held seven Board meetings, three audit committee meetings, one nominating committee meeting and one compensation committee meeting. The litigation and pricing committees did not meet during the last fiscal year.
•	The Fund does not have a formal policy regarding Directors’ attendance at annual meetings of stockholders. Directors did not attend last year’s annual meeting of stockholders.
•	All Nominees and Continuing Directors attended at least 75% of the meetings of the Board and committees of which they were a member held in the last fiscal year (except Kenneth A. Himmel who attended all regularly scheduled committee and Board meetings but was unable to attend certain interim special Board meetings).

Compensation Table. The amount of compensation paid to each Continuing Director by the Fund for the fiscal year ended August 31, 2020, and the aggregate amount of compensation paid to such Continuing Director by all funds in the fund complex (which comprises registered investment companies for which the Investment Adviser or an affiliate of the Investment Adviser serves as investment adviser) for which the Continuing Director was a board member during 2020, was as follows†:

Name of	Compensation from	Aggregate Compensation from the Fund and Fund Complex
Continuing Director	the Fund	Paid to Continuing Director (*)
Francine J. Bovich	$1,841	$676,250 (69)
Andrew Donohue	$1,584	$491,250 (55)
Stephen J. Lockwood	$1,714	$202,000 (22)
Roslyn M. Watson	$1,646	$456,500 (55)
Benaree Pratt Wiley	$3,570	$660,500 (75)

† Amounts shown do not include expenses reimbursed to Directors for attending Board Meetings.

* Represents the number of separate portfolios comprising the investment companies in the fund complex, including the Fund, for which the Continuing Directors served as Board members in 2020.

PART II

Part II sets forth information regarding the officers of the Fund. Each officer of the Fund holds office for an indefinite term until his or her successor is elected and has qualified.

Name and Position with Fund (Since) DAVID DIPETRILLO	Age	Principal Occupation and Business Experience For Past Five Years
President[1] (2019)	43	Vice President and Director of the
		BNYM Investment Adviser since
		February 2021, Head of North
		American Product, BNY Mellon
		Investment Management since
		January 2018; Director of Product
		Strategy, BNY Mellon Investment
		Management from January 2016 to
		December 2017. He is an officer of
		61 investment companies comprised
		of 114 portfolios) managed by BNYM
		Investment Adviser.
JAMES WINDELS
Treasurer (2017)	62	Vice President of BNYM Investment
		Adviser since 2020, Director BNY
		Mellon Fund Administration, and an
		officer of 62 investment companies
		(comprised of 137 portfolios) managed
		by BNYM Investment Adviser.
BENNETT A. MACDOUGALL
Chief Legal Officer (2017)	49	Chief Legal Officer of BNYM Invest-
		ment Adviser and Associate General
		Counsel and Managing Director of
		BNY Mellon since June 2015. He is
		an officer of 62 investment companies
		(comprised of 137 portfolios) managed
		by BNYM Investment Adviser.

Name and Position with Fund (Since) JAMES BITETTO	Age	Principal Occupation and Business Experience For Past Five Years
Vice President and Secretary[2] (2017) DEIRDRE CUNNANE	54	Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; Secretary of BNYM Investment Adviser and an officer of 62 investment companies (comprised of 137 portfolios) managed by BNYM Investment Adviser.
Vice President and Assistant Secretary (2019) SARAH S. KELLEHER	30	Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 until August 2018. She is an officer of 62 investment companies (comprised of 137 portfolios) managed by BNYM Investment Adviser.
Vice President and Assistant Secretary (2017) JEFF S. PRUSNOFSKY	45	Managing Counsel of BNY Mellon since December 2017; Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 62 investment companies (comprised of 137 portfolios) managed by BNYM Investment Adviser.
Vice President and Assistant Secretary (2017)	55	Senior Managing Counsel of BNY Mellon, and an officer of 62 investment companies (comprised of 137 portfolios) managed by BNYM Investment Adviser. A-7

Name and Position with Fund (Since) AMANDA QUINN	Age	Principal Occupation and Business Experience For Past Five Years
Vice President and Assistant Secretary (2020) PETER SULLIVAN	36	Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; Senior Regulatory Specialist at BNY Mellon Investement Management Services from April 2015 to August 2018. She is an officer of 62 investment companies (comprised of 137 portfolios) managed by BNYM Investment Adviser.
Vice President and Assistant Secretary (2019) NATALYA ZELENSKY	53	Senior Managing Counsel of BNY Mellon since December 2020, Managing Counsel of BNY Mellon from March 2009 to December 2020, and an officer of 62 investment companies (comprised of 137 portfolios managed by BNYM Investment Adviser.
Vice President and Assistant Secretary (2017) GAVIN C. REILLY	35	Managing Counsel of BNY Mellon since December 2019; Counsel of BNY Mellon from May 2016 to December 2019; Assistant Secretary of the Adviser since 2018; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 until May 2016. She is an officer of 62 investment companies (comprised of 137 portfolios) managed by BNYM Investment Adviser.
Assistant Treasurer (2017)	52	Tax Manager — BNY Mellon Fund Administration, and an officer of 62 investment companies (comprised of 137 portfolios) managed by BNYM Investment Adviser. A-8

Name and Position with Fund (Since)	Age	Principal Occupation and Business Experience For Past Five Years

ROBERT S. ROBOL Assistant Treasurer (2017)	57	Senior Accounting Manager — BNY Mellon Fund Administration, and an officer of 62 investment companies (comprised of 137 portfolios) managed by BNYM Investment Adviser.

ROBERT SALVIOLO Assistant Treasurer (2017)	54	Senior Accounting Manager — BNY Mellon Fund Administration, and an officer of 62 investment companies (comprised of 137 portfolios) managed by BNYM Investment Adviser.

ROBERT SVAGNA Assistant Treasurer (2017)	54	Senior Accounting Manager — BNY Mellon Fund Administration, and an officer of 62 investment companies (comprised of 137 portfolios) managed by BNYM Investment Adviser.

JOSEPH W. CONNOLLY Chief Compliance Officer (2017)	63	Chief Compliance Officer of BNYM Investment Adviser, The BNY Mellon Family of Funds and BNY Mellon Funds Trust (61 investment companies, comprised of 129 portfolios).

1 President since 2021; previously, Vice President.

2 Vice President and Secretary since 2018; previously, Vice President and Assistant Secretary.

The address of each officer of the Fund is 240 Greenwich Street, New York, New York 10286.

PART III

Part III sets forth information for the Fund regarding the beneficial ownership of its shares as of April 14, 2021 by the Nominees, the Continuing Directors and officers of the Fund owning shares on such date and by any stockholders owning 5% or more of the Fund’s outstanding shares.

As of April 14, 2021, the Nominees, Continuing Directors and officers, as a group, beneficially owned less than 1% of the Fund’s outstanding shares.

To the Fund’s knowledge, based on Schedule 13G filings as of April 14, 2021, the following information with respect to beneficial ownership of more than 5% of the Fund’s outstanding shares has been reported:

Title of Class	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class
Common Stock	Morgan Stanley Smith Barney LLC	1,298,206	8.67%

As of April 14, 2021, Cede & Co., P.O. Box 20, Bowling Green Station, New York, New York 10274, held of record approximately 100% of the outstanding shares of the Fund’s common stock.

Delinquent Section 16(a) Reports

Under Section 16(a) of the Exchange Act and Section 30(h) of the 1940 Act, and the rules thereunder, the Fund’s officers and Directors, persons owning more than 10% of the Fund’s shares of beneficial interest, and certain additional persons are required to report their transactions in the Fund’s shares to the SEC, the New York Stock Exchange and the Fund. Based solely on written representations of such persons and on copies of reports that have been filed with the SEC, the Fund believes that, during the fiscal year ended August 31, 2020, all filing requirements applicable to such persons were complied with except that Graham Rainbow, who became Co-Chief Investment Officer of Alcentra, on December 2, 2019, did not report on a timely basis in a Form 3 filing that he had no beneficial interest in the Fund as of the date he was appointed. However, the described failure to file was subsequently reported on the appropriate Form during the fiscal year ended August 31, 2020.

EXHIBIT B

REPORT OF THE AUDIT COMMITTEE

BNY Mellon Alcentra Global Credit Income 2024 Target Term Fund, Inc. (the “Fund”)

October 28, 2020

The audit committee oversees the Fund’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the committee reviewed and discussed the audited financial statements in the Annual Report with management.

The committee reviewed with the independent registered public accounting firm (the “independent auditors” or “auditors”), who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Fund’s accounting principles and such other matters as are required to be discussed with the committee under the applicable standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”) and the Securities and Exchange Commission. In addition, the committee discussed with the independent auditors the auditors’ independence from management and the Fund including the auditors’ letter and the matters in the written disclosures required by the PCAOB.

Based on the reviews and discussions referred to above, the committee recommended to the Board of Directors (and the Board approved) that the audited financial statements for the Fund be included in the Fund’s Annual Report to Stockholders for the year ended August 31, 2020.

Francine J. Bovich, Audit Committee Chair
Joseph S. DiMartino, Audit Committee Member
Andrew J. Donohue, Audit Committee Member
Kenneth A. Himmel, Audit Committee Member
Stephen J. Lockwood, Audit Committee Member
Roslyn M. Watson, Audit Committee Member
Benaree Pratt Wiley, Audit Committee Member

B-1

0822-PROXY-21

EVERY STOCKHOLDER'S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours

VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope

VIRTUAL MEETING
at the following Website:
www.meetingcenter.io/247528964,
on June 16 at 11:00 a.m. Eastern Time
To participate in the Virtual Meeting, enter the 14-digit control number from the shaded box on this card.
The Password for this meeting is BNYM2021

Please detach at perforation before mailing.

PROXY

COMMON STOCK

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned stockholder of BNY Mellon Alcentra Global Credit Income 2024 Target Term Fund, Inc. (the "Fund") hereby appoints James Bitetto and Deirdre Cunnane, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all shares of the Fund standing in the name of the undersigned at the close of business on April 14, 2021, at the Annual Meeting of Stockholders of the Fund to be virtually held at the following Website: **www.meetingcenter.io/247528964**, on Wednesday, June 16, 2021, at 11:00 a.m., Eastern time, and at any and all adjournments thereof (the "Meeting"), with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the Meeting. To participate in the Virtual Meeting enter the 14-digit control number from the shaded box on this card. The Password for this meeting is **BNYM2021**. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders of the Fund and of the accompanying Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES PRINTED ON THE REVERSE SIDE OF THIS CARD AND IN THE DISCRETION OF THE PROXY HOLDERS ON ANY OTHER MATTER PROPERLY BROUGHT BEFORE THE MEETING.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

BNY_31992_031121

PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE.

XXXXXXXXXXXXXX code

EVERY STOCKHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Annual Stockholder Meeting to Be Held on June 16, 2021.
The Proxy Statement and Proxy Card for this meeting are available at:
https://im.bnymellon.com/us/en/intermediary/products/closed-end-funds.jsp

IF YOU VOTE BY TELEPHONE OR INTERNET,
PLEASE DO NOT MAIL YOUR CARD

Please detach at perforation before mailing.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X

A Proposal **The Board of Directors recommends a vote "FOR" the following nominees.**

1. Election of Directors:

Class II - 01. Joseph S. DiMartino 02. Kenneth A. Himmel

FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
☐	☐	☐

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box "FOR ALL EXCEPT" and write the nominee's number on the line provided below.

____

B Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, guardian, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /		

Scanner bar code

XXXXXXXXXXXXXX BNY 31992 XXXXXXXX